UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

On Assignment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26745 Malibu Hills Road, Calabasas, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events

On January 5, 2018, On Assignment, Inc. (the “Company”) issued a press release describing the expected impact Tax Cuts and Jobs Act of 2017 on its fourth quarter 2017 financial results and 2018 effective tax rate.

A copy of the press release is furnished pursuant to Item 8.01 of this Current Report on Form 8-K as Exhibit 99.1.

The information in this report, including Exhibit 99.1 attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of On Assignment, Inc. dated January 5, 2018.

SIGNATURE

According to the requirements of the Securities Exchange Act, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 5, 2018.

On Assignment, Inc.

/s/ Edward L. Pierce
Edward L. Pierce
Executive Vice President and Chief Financial Officer